UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2016

LION BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State of Incorporation)

000-53127	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

112 W. 34th Street, 17th Floor
New York, NY	10120
(Address of Principal Executive Offices)	(Zip Code)

(212) 946-4856
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On August 16, 2016, Lion Biotechnologies, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) at its offices located at 112 West 34th Street, 18th Floor, New York, New York. At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 7, 2016. At the Annual Meeting, 46,409,730 shares, or approximately 79.4% of all outstanding shares of common stock, were present either in person or by proxy. Shares of common stock held by certain stockholders were ineligible to vote on Proposal 4, below. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

•	Proposal 1: to elect Maria Fardis, Wayne P. Rothbaum, Merrill A. McPeak, Sanford J. Hillsberg, Jay Venkatesan, Ryan Maynard and Iain Dukes to our board of directors to serve as directors until the 2017 Annual Meeting of stockholders;

•	Proposal 2: a proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers;

•	Proposal 3: a proposal to approve an amendment of the Company’s 2014 Equity Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance under the 2014 Plan from 4,000,000 shares to 9,000,000 shares;

•	Proposal 4: a proposal to approve the conversion provisions of our Series B Preferred Stock that permit the shares of our Series B Preferred Stock to become convertible into shares of our common stock and the issuance of the shares of common stock issuable upon the conversion of the Series B Preferred Stock;

•	Proposal 5: a proposal to ratify Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Voting Results

Proposal 1: Maria Fardis, Wayne P. Rothbaum, Merrill A. McPeak, Sanford J. Hillsberg, Jay Venkatesan, Ryan Maynard and Iain Dukes were elected as directors on the following vote:

•	Maria Fardis was elected with 38,178,951 “FOR” votes and 30,957 “WITHHELD” votes;

•	Wayne P. Rothbaum was elected with 38,179,501 “FOR” votes and 31,407 “WITHHELD” votes;

•	Merrill A. McPeak was elected with 38,036,567 “FOR” votes and 17,341 “WITHHELD” votes;

•	Sanford J. Hillsberg was elected with 31,051,361 “FOR” votes and 7,158,547 “WITHHELD” votes;

•	Jay Venkatesan was elected with 37,913,412 “FOR” votes and 296,496 “WITHHELD” votes;

•	Ryan Maynard was elected with 38,039,672 “FOR” votes and 170,236 “WITHHELD” votes;

•	Iain Dukes was elected with 38,178,701 “FOR” votes and 31,207 “WITHHELD” votes;

In addition, there were 8,199,822 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 38,035,523 “FOR” votes, 101,538 “AGAINST” votes and 72,847 “ABSTAIN” votes. There were 8,199,822 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 30,632,078 “FOR” votes, 7,539,007 “AGAINST” votes and 38,823 “ABSTAIN” votes. There were 8,199,822 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 31,357,887 “FOR” votes, 51,867 “AGAINST” votes and 31,038 “ABSTAIN” votes. There were 8,199,822 broker non-votes in connection with this proposal.

Proposal 5: This proposal was approved with 45,992,492 “FOR” votes, 258,264 “AGAINST” votes and 158,974 “ABSTAIN” votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 18, 2016	LION BIOTECHNOLOGIES, INC.

		By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer

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